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                                                              EXHIBIT 10(g)


                      AMENDMENT TO NOTE PURCHASE AGREEMENT
                      ------------------------------------

     This AMENDMENT to the Note Purchase Agreement (the "Amendment") is made and entered into as of December 20, 1993, by and among AAI CORPORATION, a Maryland corporation (the "Company"), and PRINCIPAL MUTUAL LIFE INSURANCE COMPANY ("Principal Mutual"), an Iowa Corporation, and amends that certain Note Purchase Agreement, dated as of July 15, 1992, (the "Note Purchase Agreement"), by and among the Company and Principal Mutual, The Travelers Insurance Company and The Travelers Indemnity Company of Rhode Island, (collectively, the "Purchasers"), relating to the issuance and sale by the Company to the Purchasers of $25,000,000 aggregate principal amount of its 8.65% Senior Notes Due 1999 (the "Notes"). Principal Mutual owns in the aggregate $13,000,000 principal amount of the total issue of $25,000,000. United Industrial Corporation ("UIC"), the parent of AAI, guaranteed the payment of the Notes pursuant to the Guaranty Agreement, dated as of July 15, 1992.

     The Company has requested that Principal Mutual modify the Note Purchase Agreement by amending Section 6.8 dealing with "Restriction on Liens" so that the Company may be allowed to incur liens to secure a guarantee to Bank Leumi Trust Company of New York (the "Bank") to induce the Bank to provide a line of credit to Pioneer UAV, Inc., a joint venture, in which the Company is a 50% participant. Principal Mutual has agreed to the Company's request, provided, the Company agrees to covenant that under no circumstances will the Notes be subordinate to the Company's indebtedness to the Bank.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned do hereby covenant and agree as follows:

     1.   Definitions
          -----------
          Terms used and not defined herein shall have the respective meanings ascribed to such terms in the Note Purchase Agreement.

     2.   Addition of Section 5.11 to the Note Purchase Agreement
          -------------------------------------------------------
          A new Section 5.11 (Affirmative Covenant) is added by inserting the following language:




























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          "Section 5.11 Ranking All obligations of the Company under this
                        -------
          Agreement and the Notes constitute direct, unconditional and general obligations of the Company and under no circumstances will the obligations of the Company under this Agreement and the Notes rank in right of payment subordinate to the indebtedness of the Company to Bank Leumi Trust Company of New York."

     3.   Amendments to Section 6.8 of the Note Purchase Agreement
          --------------------------------------------------------
          3.1 The last sentence of subsection (v) of Section 6.8 of the Note Purchase Agreement is amended by deleting the period at the end thereof and inserting ";" and " in lieu thereof.

          3.2 A new subsection (vi) is added after subsection (v) by inserting the following language:

               "(vi) liens securing the guarantee provided by the Company up to a maximum of $750,000 to Bank Leumi Trust Company of New York to provide a line of credit to Pioneer UAV, Inc."

     4.   Representations and Warranties
          ------------------------------
          In order to induce Principal Mutual to enter into this Amendment, the Company represents and warrants as follows:

          4.1  The above covenant is hereby incorporated in this Amendment.

          4.2  There exists no Event of Default on the date hereof.

          4.3 The execution and delivery by the Company of this Amendment has been duly authorized by all necessary corporate action, and this Amendment constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

          4.4 No dissolution proceedings with respect to the Company have been commenced or are contemplated, and there has been no material adverse change in the business, conditions, or operations (financial or otherwise) of the Company and its Subsidiaries taken as a whole, except as previously disclosed to Principal Mutual.
































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          4.5  Neither the execution and delivery by the Company of this
               Amendment nor compliance with the provisions hereof will violate any law, rule, regulation, ordinance, order, writ, judgment, injunction, decree or award binding on the Company or any charter, instrument or by-law of the Company or the provisions of any loan, indenture, instrument or agreement to which the Company is a party or is subject, or by which it or its property is bound, or conflicts with or constitutes a default hereunder.

     5.   Miscellaneous
          -------------
          5.1 The terms of this Amendment shall not operate as a waiver by Principal Mutual of any of the provisions of, or otherwise prejudice, remedies or powers under the Note Purchase Agreement, the Notes or applicable law and shall not operate as a waiver or otherwise prejudice any rights Principal Mutual may have against any other Person. Except as set forth herein, none of the terms or provisions of either the Note Purchase Agreement or the Notes shall be deemed to be modified hereby, and each of the Note Purchase Agreement and the Notes, as modified herein, shall continue in full force and effect.

          5.2 All headings and captions preceding the text of the Sections of this Amendment are intended solely for convenience or reference and shall not constitute a part of this Amendment, nor shall they affect its meaning, construction or effect.

          5.3 This Amendment may be executed by the parties hereto in separate counterparts, each of which taken together shall constitute one and the same agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their authorized officers as of the date first written above.

     PRINCIPAL MUTUAL LIFE INSURANCE COMPANY


     By:
        -------------------------------------

     By:
        -------------------------------------





























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     AAI Corporation


     By:
        -------------------------------------

     Its:
         ------------------------------------




























































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